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                                                                    EXHIBIT 99.1

       AKTIENKAUFVERTRAG                        SHARE PURCHASE AGREEMENT

zwischen                                     between

der

                         Baden-Wurttembergische Bank AG
                            Kleiner Schlo(beta)platz
                                 70173 Stuttgart

             -"Verau(beta)erer" -                                   -"Seller -

und                                          and
der Firma

                      Celeste 97 Vermogensverwaltungs GmbH

mit Sitz in Munchen                                      with its seat in Munich

                   -"Erwerber" -                                -"Purchaser" -



                                    Section 1
                               VERTRAGSGEGENSTAND

Im Handelsregister beim Amtsgericht Schwabisch-Hall ist unter HRB 167 die Firma Konrad Hornschuch Aktiengesellschaft (nachfolgend: "Gesellschaft") mit Sitz in Wei(beta)bach eingetragen. Das Grundkapital der Gesellschaft betragt DM 30.800.000,00 (in Worten: Deutsche Mark Drei(beta)ig Millionen Achthundert-tausend). Es ist eingeteilt in 616.000 (in Worten:
Sechshundertsechzehntausend) Aktien im Nennwert von je DM 50,00 (in Worten:
Deutsche Mark Funfzig). Der Verau(beta)erer halt 135.378 (in Worten: einhundertfunfunddrei(beta)igtausenddreihundertachtundsiebzig) Inhaberaktien im
Nennbetrag von je DM 50,00 (in Worten: Deutsche Mark Funfzig), welche seine samtlichen an der Gesellschaft gehaltenen Aktien darstellen. Der Verau(beta)erer halt die Aktien im eigenen Bestand.

                                    SECTION 1
                             SCOPE OF THE AGREEMENT

In the Commercial Register of the Municipal Court of Schwabisch-Hall, docket no. HRB 167 Konrad Hornschuch AG ("Company") with its seat in Weissbach is registered. The stated capital of the Company amounts to DM 30,800,000.- (deutschmarks thirty million eight hundred thousand). It is divided in 616,000 (six hundred and sixteen thousand) shares in the nominal amount of DM 50.00 (deutschmarks fifty), respectively. Seller owns 135,378 (one hundred and thirty five thousand three hundred and seventy eight) bearer shares in the nominal amount of DM 50.00 (deutschmarks fifty), respectively, which constitute all of the shares being held by it. The Seller holds the shares in his own account.


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                                    SECTION 2
                            VERKAUF DER INHABERAKTIEN

(1) Der Verkaufer verkauft an den Erwerber alle in Section 1 naher bezeichneten von ihm gehaltenen Inhaberaktien an der Gesellschaft sowie alle mit diesen Aktien zusammenhangenden Gewinnanteilsscheine, einschlie(beta)lich Erneuerungsscheinen (nachfolgend insgesamt "Aktien" genannt). Der Erwerber nimmt den Verkauf hiermit an. Mitverkauft sind samtliche an den Aktien bestehenden oder damit verbundenen Rechte und Nebenrechte einschlie(beta)lich aller Gewinnbezugsrechte, insbesondere auch das Gewinnbezugsrecht des bereits begonnenen Geschaftsjahres 1997.

(2) Der Verkauf der Aktien erfolgt mit Wirkung zum heutigen Tage. Von diesem Zeitpunkt an gehen Nutzen, Lasten und Gefahr, insbesondere die Dividendenanspruche, auch soweit sie Gewinnausschuttungen fur die Zeitraume vor dem Ubertragungsstichtag betreffen, auf den Erwerber uber.

                                    SECTION 2
                              SALE OF BEARER SHARES

(1) The Seller hereby sells to the Purchaser all bearer shares in the company as described in sec. 1 hereof as well as all profit participation coupons, including renewal coupons in these shares (hereinafter referred to as "Shares"). The Purchaser hereby accepts the sale. Also part of the sale are all rights and ancillary rights related to the Shares, including all profit rights, particularly the profit right of the current business year 1997.

(2) The sale of the shares shall be effective as of today. From this point in time, beneficial ownership, in particular the claim to dividends, including profit distributions for time periods prior to the transfer date shall transfer to the Purchaser.

                                    SECTION 3
                                     VOLLZUG

(1) Der Verau(beta)erer und Erwerber sind sich uber den Ubergang des Eigentums an den Aktien auf den Erwerber einig. Die Ubergabe erfolgt durch Einlieferung der Aktien auf ein noch zu eroffnendes Depot des Erwerbers beim Verau(beta)erer.

(2) Der Eigentumsubergang erfolgt unter der aufschiebenden Bedingung, da(beta) der in Section 4 bezeichnete Kaufpreis vollstandig und vorbehaltslos dem Konto des Verau(beta)erers bei der
        Baden-Wurttembergischen Bank AG,


                                    SECTION 3
                                    EXECUTION

(1) Seller and Purchaser are in agreement regarding the transfer of the property in the shares to the Purchaser. The transfer shall be effectuated by transferring the shares into a deposit of the Purchaser to be set up with Seller.

(2) The transfer of title shall be subject to the suspensive condition that the purchase price referred to in sec. 4 herein is completely and unrestrictedly credited to the account of the Seller with Baden-Wurttember-


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        (BLZ 600 200 30) Nr. 1049804600, Verwendungszweck "Conny",
        gutgeschrieben ist und die nach Section 12 notwendige Mitteilung uber die Zustimmung des Board of Directors der Decora Industries Inc. in der naher in Section 12 genannten Form erfolgt ist.

        gische Bank AG (BLZ 600 200 30), no. 1049804600, payment purpose "Conny" and the information regarding the consent of the board of directors of Decora Industries Inc. according to sec. 12 has been made in the form provided for in sec. 12.


                                    SECTION 4
                                    KAUFPREIS

(1) Der Kaufpreis fur jede vom Verau(beta)erer verkaufte Aktie betragt DM 110,- (in Worten: Deutsche Mark Einhundertzehn), insgesamt ergibt sich dadurch ein Kaufpreis von DM 14.891.580,- (in Worten: Deutsche Mark vierzehn Millionen achthunderteinundneunzigtausendfunf-hundertachtzig).

(2) Der Kaufpreis ist 5 Werktage nach erfolgter Mitteilung uber die Zustimmung des Board of Directors der Decora Industries Inc. (Section
        12) zur Zahlung fallig. Der Kaufpreis ist auf das inSection 3 genannte Konto zu entrichten.

(3) Bei nicht fristgerechter Zahlung gema(beta)Abs. 2 schuldet der saumige Erwerber vom Zeitpunkt der Falligkeit an Falligkeitszinsen in Hohe von 3 % p.a. uber dem jeweiligen Diskontsatz der Deutschen Bundesbank. Die Geltendmachung eines daruber hinausgehenden Verzugsschadens bleibt vorbehalten.

(4) Der Verau(beta)erer kann von dem Vertrag zurucktreten, wenn der Erwerber nach Falligkeit des inSection 4 Abs. 1 genannten Betrages trotz schriftlicher Mahnung und Setzung einer mindestens einwochigen Zahlungsfrist mit der Zahlung des Betrages ganz oder teilweise in Ruckstand gerat.


                                    SECTION 4
                                 PURCHASE PRICE

(1) The purchase price for each sold share amounts to DM 110.- (deutschmarks one hundred and ten), therefore the total purchase price shall be DM 14,891,580.- (deutschmarks fourteen million eight hundred ninety one thousand five hundred and eighty).

(2) The purchase price is due and payable five business days after receipt of information regarding the consent of the board of directors of Decora Inc. (sec. 12). The purchase price is payable on the account, referred to in sec. 3 above.

(3) In case of default according to para. 2, the Purchaser shall pay as of the due date interest amounting to 3 % above the respective applicable discount rate of the Deutsche Bundesbank. The entitlement to claim further rights due to the default remains uneffected.

(4) Seller is entitled to rescind from this agreement, if Purchaser after the due date of the amount referred to in sec. 4 para. 1 and notwithstanding a written notice with a payment period of at least one week is partially or fully in default with the payment of the amounts.


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(5)     Die Parteien werden Verhandlungen fuhren mit dem Ziel der Finanzierung von 50% des Kaufpreises durch ein vom Verau(beta)erer dem Erwerber gewahrtes Darlehen.


(5) The parties will enter into negotiations with the purpose of financing of 50% of the purchase price by a loan being granted by the Seller to the Purchaser.


                                    SECTION 5
                                   ZUSICHERUNG

(1) Der Verau(beta)erer kann uber die Aktien uneingeschrankt verfugen. Die Aktien sind nicht mit Rechten Dritter belastet, insbesondere

- sind die Aktien und/oder Teile daraus weder gepfandet noch verpfandet noch sicherheitshalber abgetreten;

- bestehen keine Options- oder sonstige Rechte Dritter auf den Erwerb von Aktien oder von Teilen derselben;

- sind die Aktien nicht Gegenstand von Treuhandverhaltnissen mit Dritten bzw. haben etwaige Treugeber dem Verkauf und der Ubertragung zugestimmt und

- unterliegen die Aktien oder Rechte daraus keinen Nie(beta)brauchsrechten Dritter, Unterbeteiligungen, stillen Gesellschaften oder ahnlichen Verhaltnissen.

(2) Sollte eine nach Abs. 1 abgegebene Zusicherung ganz oder teilweise unrichtig, unvollstandig oder nicht erfullt sein, so kann der Erwerber nach seiner Wahl Herabsetzung des Kaufpreises (Minderung) oder Schadensersatz in Geld verlangen. Eine Ruckgangigmachung (Wandelung) ist nur zulassig, wenn dem Erwerber ein Festhalten an dem Vertrag nicht mehr zugemutet


                                    SECTION 5
                         REPRESENTATIONS AND WARRANTIES

(1) The Seller can dispose of the Shares without any restrictions. The Shares are not encumbered with third party rights, in particular

- Shares and/or parts thereof are not seized or pledged nor transferred by way of security;

- there are no options or other third party rights with respect to the acquisition of Shares or parts thereof;

- the Shares are not subject to any fiduciary relationships with third parties and no trustors have consented to the transfer thereof and

- the Shares are not subject to any usufruct rights of third parties' sub-participations, silent partnerships or similar legal relationships.

(2) Should any of the representations and warranties given according to para. 1 be partially or fully incorrect, incomplete or not fulfilled, then the Purchaser may choose to reduce the purchase price (purchase price reduction) or claim for pecuniary damages. A rescission (Rescission) is only permissible, if the Purchaser cannot further adequately be expected to honor the agreement.


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        werden kann.


(3) Im ubrigen wird jede Gewahrleistung, soweit gesetzlich zugelassen, ausgeschlossen.


(3) Moreover, any liability shall - to the degree permissible by law - be excluded


                                    SECTION 6
                                     KOSTEN

Die Kosten fur die Hinzuziehung rechtlicher, steuerlicher und sonstiger Berater im Zusammenhang mit dem Abschlu(beta) dieses Kaufvertrages tragt der jeweilige Auftraggeber selbst.


                                    SECTION 6
                                      COSTS

The costs for legal, tax and other advisors in the context of the entering into this purchase agreement have to be borne by the respective party giving an assignment.


                                    SECTION 7
                           KEINE NEBENVEREINBARUNGEN,
                                   SCHRIFTFORM

Dieser Vertrag und die darin erwahnten Anlagen enthalten alle Vereinbarungen zwischen den Parteien bezuglich des Gegenstandes dieses Vertrages. Anderungen und Erganzungen dieses Vertrages bedurfen zu ihrer Wirksamkeit der Schriftform, sofern nicht gesetzlich eine strengere Form vorgeschrieben ist. Dies gilt auch fur die Abbedingung der Schriftform.


                                    SECTION 7
                         NO ORAL SUBSIDIARY AGREEMENTS,
                                  WRITTEN FORM

This Agreement and the Exhibits mentioned herein contain all agreements between the parties with regard to the subject matter of this Agreement. Modifications and amendments to this Agreement have to be made in writing in order to be valid, unless a more stringent form is provided for by law. This also applies with regard to the waiver of the written form requirement.


                                    SECTION 8
                              SALVATORISCHE KLAUSEL

(1) Sollte eine Bestimmung dieses Vertrages einschlie(beta)lich aller kunftigen aufgenommenen Bestimmungen ganz oder teilweise nichtig, unwirksam oder undurchfuhrbar sein oder werden, so wird dadurch die Wirksamkeit der ubrigen Bestimmungen nicht beruhrt. Die Beteiligten sind in einem solchen Fall verpflichtet, an der Schaffung von Bestimmungen mitzuwirken, durch die ein der nichtigen, unwirksamen oder undurchfuhrbaren Bestimmung wirtschaftlich moglichst nahe kommendes Ergebnis


                                    SECTION 8
                                  SEVERABILITY

(1) Should a provision of this Agreement including all future provisions be partially or fully invalid or ineffective or not applicable, then this shall have no impact on the validity of the other provisions of this Agreement. The parties are obliged to engage in such a manner to create new provisions, which from an economic point of view get as close as possible to legally valid provisions which substitute the invalid, ineffective or non-applicable provision.


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        rechtswirksam erzielt wird.


(2) Sind Bestimmungen dieses Vertrages auslegungs- oder erganzungsbedurftig, so hat die Auslegung oder Erganzung in der Weise zu erfolgen, da(beta)sie dem Geist, Inhalt und Zweck dieses Vertrages bestmoglich gerecht wird. Dabei soll diejenige Regelung gelten, die die Beteiligten bei Abschlu(beta)dieses Vertrages getroffen hatten, wenn sie die Auslegungs- oder Erganzungsbedurftigkeit erkannt hatten.



(2) If provisions of this Agreement are subject to interpretation or additions, the interpretation or addition has to be done in such a manner that the spirit, contents and purpose of this agreement shall be achieved in the best possible manner. Such provision shall apply, into which the parties would have entered as of the conclusion of this Agreement had they recognized the necessity to interpret or supplement this Agreement.


                                    SECTION 9
                                ANWENDBARES RECHT

Auf diesen Vertrag findet, soweit nicht zwingende gesetzliche Bestimmungen entgegenstehen, deutsches Recht Anwendung.


                                    SECTION 9
                                 APPLICABLE LAW

This Agreement shall be subject to German law unless mandatory other legal provisions prevail.


                                   SECTION 10
                                  GERICHTSSTAND

Als Gerichtsstand fur samtliche Streitigkeiten aus oder im Zusammenhang mit diesem Vertrag wird Stuttgart vereinbart.


                                   SECTION 10
                                      FORUM

Forum for any and all disputes out of or in relation to this agreement shall be Stuttgart.


                                   SECTION 11
                        VERTRAULICHKEIT UND INFORMATIONEN

Der Inhalt dieses Vertrages ist von den Parteien vollstandig vertraulich zu behandeln; er darf jedoch offengelegt werden gegenuber Angestellten oder Beratern der jeweiligen Partei, die einer vergleichbaren Vertraulichkeitsverpflichtung gegenuber der jeweils anderen Partei unterliegen oder gegenuber Steuer- und anderen Behorden, soweit dies rechtlich erforderlich ist. Die Offenlegung ist auch insoweit gestattet, als nach Ansicht des Erwerbers im Rahmen des beabsichtigten

                                   SECTION 11
                                 CONFIDENTIALITY

The subject matter of this agreement is to be treated strictly confidential by the parties. It may, however, be disclosed towards employees or advisors of the respective party, who are subject to a similar obligation to maintain confidentiality towards the respective party or towards tax and other authorities as far as this is legally required. A disclosure is also permissible as according to the opinion of the Purchaser information, in particular the purchase price, shall be disclosed to other shareholders in the


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SHARE PURCHASE AGREEMENT                                                       7
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freiwilligen Kaufangebotes durch den Erwerber an die au(beta)enstehenden
Aktionare Informationen, insbesondere zum Kaufpreis, offenzulegen sind.


course of the intended voluntary tender offer.


                                   SECTION 12
                             AUFSCHIEBENDE BEDINGUNG

Die Wirksamkeit dieses Vertrages ist aufschiebend dadurch bedingt, da(beta) der Erwerber gegenuber dem Verau(beta)erer die erfolgte Zustimmung des Board of Directors der Decora Industries Inc., der Muttergesellschaft des Erwerbers, zum Abschlu(beta) dieses Vertrages schriftlich oder per Telefax mitteilt. Die Mitteilung des Erwerbers uber die Zustimmung kann lediglich bis zum 15. September 1997 erklart werden. Fur die Frist ist der Eingang des Schreibens bzw. des Telefax-Schreibens des Erwerbers beim Verau(beta)erer ma(beta)gebend. Auf die tatsachliche Beschlu(beta)fassung durch den Board of Directors wie auch auf die Wirksamkeit des Beschlusses kommt es nicht an.


                                   SECTION 12
                              SUSPENSIVE CONDITION

The effectiveness of this Agreement shall be subject to the suspensive condition that the Purchaser shall inform the Seller in writing or via telefax about the consent of the Board of Directors of Decora Industries Inc., the parent company of the Purchaser to the entering into this Agreement. This information of the Purchaser regarding the consent can only be declared until September 15, 1997. For the term, the receipt of a letter or a telefax letter of the Purchaser by the Seller is decisive. The actual consent by the Board of Directors as well as the effectiveness of such resolution is not relevant.


                                   SECTION 13
                                GRUNDERWERBSTEUER

Etwaig anfallende Grunderwerbsteuer hat der Erwerber allein zu tragen.


                                   SECTION 13
                            REAL ESTATE TRANSFER TAX

Any real estate transfer tax shall be borne exclusively by Purchaser.


                                   SECTION 14
                                BUNDESKARTELLAMT

Eine etwaig erforderliche Anzeige nach Section 23 GWB an das Kartellamt oder die Erfullung anderer kartellrechtlicher Vorschriften werden von den
Vertragsparteien in gegenseitiger Abstimmung gepruft und erledigt. Etwaige damit zusammenhangende Kosten gehen zu Lasten des Erwerbers.


                                   SECTION 14
                              ANTI-TRUST AUTHORITY

Any filing according to sec. 23 Merger Control Act with the cartel office or the fulfillment of other provisions of the cartel office shall be checked and fulfilled by both parties in mutual coordination. Any costs related thereto shall be borne by Purchaser.



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                                   SECTION 15
                                 SCHULDBEITRITT

Fur alle Zahlungsverpflichtungen des Erwerbers aus diesem Vertrage ubernimmt die Decora Industries Inc., 1 Millstreet Fort Edward in New York/USA, - als kunftiger Muttergesellschaft des Erwerbers - die gesamtschuldnerische Mithaftung. Sie erbringt den Nachweis der ordnungsgema(beta)en
Vertretungsberechtigung der bei Unterzeichnung dieses Vertrages fur die kunftige Muttergesellschaft unterzeichnenden Personen durch Vorlage einer im internationalen Rechtsverkehr ublichen anwaltlichen Bestatigung


                                   SECTION 15
                               COLLATERAL PROMISE

For all payment obligations of the acquiror arising from this agreement, Decora Industries Inc., 1 Millstreet Fort Edward in New York/USA, as the future parent company of the acquiror, shall take over the joint and several liability. It will produce proof of proper entitlement of representation of the signing parties with the signing of this agreement for the future holding company through the presentation of a lawyer's certificate of confirmation customary in international law.


                                   SECTION 16
                                     SPRACHE

A. Nur die deutsche Fassung dieses Vertrages ist verbindlich. Die englische Fassung stellt lediglich eine zu Informationszwecken erstellte Ubersetzung des ma(beta)geblichen deutschen Textes dar.

                                   SECTION 16
                                    LANGUAGE

A. Only the German version of this Agreement will be binding. The English version constitutes merely a translation of the relevant German text for information purposes.


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                                   Stuttgart,



den     September 1997                  this     day of September 1997



            --------------------------------------------------------
            Erwerber                                       Purchaser


             ------------------------------------------------------
             Verau(beta)erer                                 Seller

             ------------------------------------------------------
                             Decora Industries, Inc.